UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

LUMINAR MEDIA GROU INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF LUMINAR MEDIA GROUP INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

LUMINAR MEDIA GROUP INC.

260 Adelaide St. East

Toronto, ON M5A 1N1

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the following action has been approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding common stock of Luminar Media Group Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) dated October 31, 2017, in lieu of a special meeting of the stockholders and in accordance with Section 228 of the Delaware General Corporation Law:

To amend the Company’s Articles of Incorporation, , to effect a reverse split of the Common Stock of the Company on the basis of 1 new share for 40 old shares and authorize 500,000,000 (Five Hundred Million)  Common Shares and 20,000,000 Preferred Shares.

Stockholders of record at the close of business on November 8, 2017 (the “Record Date”), are entitled to receive a copy of this information statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the amendments described will be effected on or before the close of business on December 11, 2017.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By order of the Board of Directors
November 30, 2017

/s/ Christopher Cook
Christopher Cook,
Chief Executive Officer

LUMINAR MEDIA GROUP INC.

260 Adelaide St. East

Toronto, ON M5A 1N1

INFORMATION STATEMENT

(Definitive)

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This information statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this information statement. We are mailing this information statement to our stockholders of record on November 8, 2017.

What is the Purpose of the Information Statement?

This Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act”), to notify the Company’s stockholders as of the Record Date of certain corporate actions to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding common stock.

What actions were taken by written consent?

On October 31, 2017, we obtained consent from holders of a majority of the common stock of the Company in favor of the corporate matters outlined in this Information Statement, consisting of the amendments to the Company’s Articles to effect a 40-1 reverse split of the stock authorized 500,000,000 (Five Hundred Million shares of Common Stock of the Company and 20,000,000 (Twenty Million) Preferred Shares which can be designated by the Company at the discretion of the Board of Directors.

How many shares of voting stock were outstanding on the date of the consent?

On the date of the consent, that being the date we received the consent of the holders of a majority of the voting power of our stockholders, there were 515,254,099shares of Common Stock and 1,000 shares of the Company’s Series A Preferred Stock, par value $0.0001 (the “ Series A Preferred Stock ”), issued and outstanding.

Who is Entitled to Notice?

Each holder of an outstanding share of Common Stock, as of the Record Date, will be entitled to notice of each matter voted upon.

What vote was obtained to approve the amendment to the Articles described in this Information Statement?

We obtained the approval of the holders of 24,065,000 shares of Common Stock, or approximately 86% of the voting power of our stockholders. All of the holders of Common Stock that approved the amendment to our Articles are officers and directors of the Company.

1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of October 31, 2017 by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group as of October 31, 2017.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common Stock beneficially owned and percentage ownership is based on 43,706,407shares outstanding on the Record Date and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

Name and address	Shares of Common Stock	Percent of Common Stock(1)

Directors and Officers:
Christopher Cook (2)	24,065,000	85.9%	%

All Officers and Directors as a Group (1 person)	24,065,000	85.9%	%

(1)

Based on 28,001,474shares of Common issued and outstanding as of October 31, 2017. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	The address for each such person is c/o Luminar Media Group Inc.260 Adelaide St. East, Toronto, ON M5A 1N1.

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ACTION I

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO EFECT A REVERSE SPLIT OF OUR COMMON STOCK AND AUTHORIZATION OF COMMON SHARES

On October 31, 2017, our Board of Directors and the holders of a majority of the voting power of our stockholders approved an amendment to our Articles amend the Company’s Articles of Incorporation, to effect a reverse split of the Common Stock of the Company on the basis of 1 new share for 40 old shares and authorize 500,000,000 (Five Hundred Million) Common Shares and 20,000,000 Preferred Shares. These actions will become effective upon the filing of the amendment to our Articles with the Secretary of State. We will file the amendment to our Articles to effect the increase in our authorized shares of Common Stock (the “Authorization Amendment”) approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders.

The form of articles of amendment to be filed with the Secretary of State is set forth as Appendix A (subject to any changes required by applicable law) to this information statement.

Outstanding Shares and Purpose of the Authorization Amendment

Our articles of incorporation currently authorize us to issue a maximum of 100,000,000 shares of Common Stock, par value $0.0001 per share. As of the date hereof, we had 28,001,474 shares of Common Stock issued and outstanding.

After the reverse split we will have approximately 71,000 shares issued and outstanding and 500,000,000 authorized shares of Common Stock and 20,000,000 shares of preferred stock. The preferred stock can be designated by a vote of the Board of Directors.

The Board of Directors believes that the reverse split will give the Company a higher stock price that is more attractive to investors and that the increase in our authorized Common Stock will provide the Company greater flexibility with respect to the Company’s capital structure for purposes of including additional equity financings, stock-based acquisitions and to issue shares upon conversion of existing, outstanding convertible promissory notes of the Company.

Effects of the Authorization Amendment

The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

Other than the foregoing issuance of shares upon conversion of existing, outstanding convertible promissory notes of the Company, the Board of Directors has no plans to issue the additional shares of Common Stock authorized by the Authorization Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the Authorization Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the board’s approval of the Amendment was not prompted by the threat of any hostile takeover attempt (nor is the board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Authorization Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors
November 30, 2017

/s/ Christopher Cook
Christopher Cook,
Chief Executive Officer

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Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

LUMINAR MEDIA GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:

That the Board of Directors of said corporation adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the fourth article of the Certificate of Incorporation of LUMINAR MEDIA GROUP, INC. be amended by consolidating the issued shares of the corporation on the basis that forty (40) of such shares shall become one (1) share and by amending the par value of the shares of the corporation, both issued and non-issued, from $0.0001 each before such consolidation to $0.0001 each after such consolidation; provided that no fractional shares of the corporation shall be issued in connection with the consolidation and the number of shares to be received by a stockholder shall be rounded up or down to the nearest whole number of shares in the event that such stockholder would otherwise be entitled to receive a fractional share upon such consolidation.  Upon such consolidation , the fourth article of the Certificate of Incorporation of LUMINAR MEDIA GROUP, INC., shall be read as follows:

"The corporation shall be authorized to issue five hundred million (500,000,000) shares of Common Stock Par Value $0.0001 and 20,000,000 shares of Preferred Stock Par  Value $.0001. The Board of Directors is hereby expressly authorized to provide, out of the unissued shars of Preferred Stock, of one or more series of Preferred Stock and, with respect to each such series, to fix the numbe of shares constituting such series, the voting powers, if any, of the shares of such series, and the preferences and relative, particpating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding."

SECOND:

That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

THIRD:

That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, LUMINAR MEDIA GROUP, INC., has caused this certificate to be executed this __30__ Day of ___Nov_______ 2017.

LUMINAR CAPITAL GROUP, INC.

By: _______/S/ Chris Cook__________________

       Chris Cook, CEO